RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2024

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

On November 1, 2023, the Company completed its acquisition (the “Validus Acquisition”) of Validus Holdings, Ltd. (“Validus Holdings”), Validus Specialty, LLC (“Validus Specialty”) and the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited from subsidiaries of American International Group, Inc. Validus Holdings, Validus Specialty, and their respective subsidiaries collectively are referred to herein as “Validus.” The operating activities of Validus are included in the Company’s consolidated statements of operations starting from the acquisition date, November 1, 2023. As such, the results of operations and comparisons to prior periods should be viewed in that context.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “property adjusted combined ratio” and “casualty and specialty adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 39 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, and the Validus Acquisition and its impact on the Company’s business, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms or at all; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; difficulties in integrating Validus; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws and regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and Israel and Hamas; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in prevailing interest rates; the impact of cybersecurity risks, including technology breaches or failure; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of new or possible future tax reform legislation and regulations in the jurisdictions in which the Company operates, including recent changes in Bermuda tax law; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms, including through debt instruments, the capital markets, and third party investments in the Company’s joint ventures and managed fund partners; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$495,046	$191,025	$859,844	$755,087
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$650,846	$411,453	$1,287,225	$775,481

Underwriting income
Gross premiums written	$3,425,495	$2,651,621	$7,416,179	$5,441,882
Net premiums written	2,838,511	2,195,803	6,038,084	4,459,506
Net premiums earned	2,541,315	1,785,262	4,985,225	3,465,812
Underwriting income (loss)	479,336	351,015	1,020,018	720,634

Net claims and claim expense ratio:
Current accident year	55.8%	54.0%	53.8%	53.9%
Prior accident years	(4.3)%	(1.8)%	(4.1)%	(3.9)%
Calendar year	51.5%	52.2%	49.7%	50.0%

Acquisition expense ratio	25.3%	23.6%	25.5%	24.6%
Operating expense ratio	4.3%	4.5%	4.3%	4.6%
Combined ratio	81.1%	80.3%	79.5%	79.2%
Adjusted combined ratio (1)	78.6%	80.1%	77.1%	78.9%

Fee income
Management fee income	$55,327	$43,439	$111,380	$84,344
Performance fee income	28,750	13,242	56,247	17,109
Total fee income	$84,077	$56,681	$167,627	$101,453

Investment results - managed
Net investment income	$410,845	$292,662	$801,620	$547,040
Net realized and unrealized gains (losses) on investments	(127,584)	(222,781)	(341,238)	56,670
Total investment result	$283,261	$69,881	$460,382	$603,710
Total investment return - annualized	4.1%	1.6%	3.2%	5.5%

Investment results - retained (1)
Net investment income	$283,415	$189,315	$550,892	$357,324
Net realized and unrealized gains (losses) on investments	(81,759)	(209,683)	(275,598)	15,864
Total investment result	$201,656	$(20,368)	$275,294	$373,188
Total investment return - annualized	3.6%	(0.4)%	2.6%	4.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$9.44	$4.10	$16.39	$16.75
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.41	$4.09	$16.35	$16.71
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$12.41	$8.88	$24.59	$17.16

Average shares outstanding - basic	51,680	45,898	51,679	44,387
Average shares outstanding - diluted	51,814	45,990	51,821	44,498

Return on average common equity - annualized	21.4%	13.5%	19.0%	28.9%
Operating return on average common equity - annualized (1)	28.2%	29.1%	28.4%	29.7%

	June 30, 2024	December 31, 2023
Book value per common share	$179.87	$165.20
Tangible book value per common share (1)	$159.22	$141.87
Tangible book value per common share plus accumulated dividends (1)	$186.52	$168.39
Year to date change in book value per common share plus change in accumulated dividends	9.4%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	12.8%	47.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues
Gross premiums written	$3,425,495	$2,651,621	$7,416,179	$5,441,882
Net premiums written	$2,838,511	$2,195,803	$6,038,084	$4,459,506
Decrease (increase) in unearned premiums	(297,196)	(410,541)	(1,052,859)	(993,694)
Net premiums earned	2,541,315	1,785,262	4,985,225	3,465,812
Net investment income	410,845	292,662	801,620	547,040
Net foreign exchange gains (losses)	(8,815)	(13,488)	(44,498)	(27,991)
Equity in earnings (losses) of other ventures	12,590	7,700	26,717	17,230
Other income (loss)	169	3,876	119	(430)
Net realized and unrealized gains (losses) on investments	(127,584)	(222,781)	(341,238)	56,670
Total revenues	2,828,520	1,853,231	5,427,945	4,058,331
Expenses
Net claims and claim expenses incurred	1,309,502	931,211	2,475,625	1,732,411
Acquisition expenses	644,438	422,545	1,275,359	854,802
Operational expenses	108,039	80,491	214,223	157,965
Corporate expenses	35,159	23,371	74,411	36,214
Interest expense	23,609	14,895	46,713	27,029
Total expenses	2,120,747	1,472,513	4,086,331	2,808,421
Income (loss) before taxes	707,773	380,718	1,341,614	1,249,910
Income tax benefit (expense)	20,848	(5,942)	5,476	(34,844)
Net income (loss)	728,621	374,776	1,347,090	1,215,066
Net (income) loss attributable to redeemable noncontrolling interests	(224,731)	(174,907)	(469,558)	(442,291)
Net income (loss) attributable to RenaissanceRe	503,890	199,869	877,532	772,775
Dividends on preference shares	(8,844)	(8,844)	(17,688)	(17,688)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$495,046	$191,025	$859,844	$755,087

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2024	December 31, 2023
Assets
Fixed maturity investments trading, at fair value – amortized cost $22,327,625 at June 30, 2024 (December 31, 2023 – $20,872,450)	$22,092,071	$20,877,108
Short term investments, at fair value – amortized cost $4,361,704 at June 30, 2024 (December 31, 2023 – $4,603,340)	4,361,052	4,604,079
Equity investments, at fair value	114,405	106,766
Other investments, at fair value	3,809,421	3,515,566
Investments in other ventures, under equity method	151,608	112,624
Total investments	30,528,557	29,216,143
Cash and cash equivalents	1,627,147	1,877,518
Premiums receivable	8,792,401	7,280,682
Prepaid reinsurance premiums	1,433,967	924,777
Reinsurance recoverable	4,854,735	5,344,286
Accrued investment income	225,671	205,713
Deferred acquisition costs and value of business acquired	1,815,617	1,751,437
Deferred tax asset	703,097	685,040
Receivable for investments sold	558,917	622,197
Other assets	290,018	323,960
Goodwill and other intangibles	737,462	775,352
Total assets	$51,567,589	$49,007,105
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$20,740,928	$20,486,869
Unearned premiums	7,696,980	6,136,135
Debt	1,960,167	1,958,655
Reinsurance balances payable	3,387,484	3,186,174
Payable for investments purchased	778,369	661,611
Other liabilities	489,458	1,021,872
Total liabilities	35,053,386	33,451,316
Redeemable noncontrolling interests	6,335,308	6,100,831
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at June 30, 2024 (December 31, 2023 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 52,420,586 shares issued and outstanding at June 30, 2024 (December 31, 2023 – 52,693,887)	52,421	52,694
Additional paid-in capital	2,048,921	2,144,459
Accumulated other comprehensive loss	(13,409)	(14,211)
Retained earnings	7,340,962	6,522,016
Total shareholders’ equity attributable to RenaissanceRe	10,178,895	9,454,958
Total liabilities, noncontrolling interests and shareholders’ equity	$51,567,589	$49,007,105

Book value per common share	$179.87	$165.20

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2024			Three months ended June 30, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$1,753,098	$1,672,397	$3,425,495	$1,402,606	$1,249,015	$2,651,621
Net premiums written	$1,358,660	$1,479,851	$2,838,511	$1,144,655	$1,051,148	$2,195,803
Net premiums earned	$980,834	$1,560,481	$2,541,315	$758,686	$1,026,576	$1,785,262
Net claims and claim expenses incurred	273,354	1,036,148	1,309,502	281,993	649,218	931,211
Acquisition expenses	188,345	456,093	644,438	140,606	281,939	422,545
Operational expenses	67,425	40,614	108,039	55,077	25,414	80,491
Underwriting income (loss)	$451,710	$27,626	$479,336	$281,010	$70,005	$351,015

Net claims and claim expenses incurred:
Current accident year	$357,745	$1,060,028	$1,417,773	$313,632	$649,677	$963,309
Prior accident years	(84,391)	(23,880)	(108,271)	(31,639)	(459)	(32,098)
Total	$273,354	$1,036,148	$1,309,502	$281,993	$649,218	$931,211

Net claims and claim expense ratio:
Current accident year	36.5%	67.9%	55.8%	41.3%	63.3%	54.0%
Prior accident years	(8.6)%	(1.5)%	(4.3)%	(4.1)%	(0.1)%	(1.8)%
Calendar year	27.9%	66.4%	51.5%	37.2%	63.2%	52.2%
Acquisition expense ratio	19.1%	29.2%	25.3%	18.5%	27.5%	23.6%
Operating expense ratio	6.9%	2.6%	4.3%	7.3%	2.5%	4.5%
Combined ratio	53.9%	98.2%	81.1%	63.0%	93.2%	80.3%
Adjusted combined ratio (1)	51.7%	95.6%	78.6%	62.8%	92.9%	80.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2024			Six months ended June 30, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,642,979	$3,773,200	$7,416,179	$2,706,805	$2,735,077	$5,441,882
Net premiums written	$2,756,278	$3,281,806	$6,038,084	$2,164,484	$2,295,022	$4,459,506
Net premiums earned	$1,916,917	$3,068,308	$4,985,225	$1,446,106	$2,019,706	$3,465,812
Net claims and claim expenses incurred	427,603	2,048,022	2,475,625	469,602	1,262,809	1,732,411
Acquisition expenses	374,127	901,232	1,275,359	285,925	568,877	854,802
Operational expenses	129,049	85,174	214,223	110,890	47,075	157,965
Underwriting income (loss)	$986,138	$33,880	$1,020,018	$579,689	$140,945	$720,634

Net claims and claim expenses incurred:
Current accident year	$606,661	$2,074,316	$2,680,977	$582,934	$1,286,327	$1,869,261
Prior accident years	(179,058)	(26,294)	(205,352)	(113,332)	(23,518)	(136,850)
Total	$427,603	$2,048,022	$2,475,625	$469,602	$1,262,809	$1,732,411

Net claims and claim expense ratio:
Current accident year	31.6%	67.6%	53.8%	40.3%	63.7%	53.9%
Prior accident years	(9.3)%	(0.9)%	(4.1)%	(7.8)%	(1.2)%	(3.9)%
Calendar year	22.3%	66.7%	49.7%	32.5%	62.5%	50.0%
Acquisition expense ratio	19.6%	29.4%	25.5%	19.7%	28.2%	24.6%
Operating expense ratio	6.7%	2.8%	4.3%	7.7%	2.3%	4.6%
Combined ratio	48.6%	98.9%	79.5%	59.9%	93.0%	79.2%
Adjusted combined ratio (1)	46.2%	96.3%	77.1%	59.7%	92.8%	78.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Gross premiums written	$3,425,495	$3,990,684	$1,802,041	$1,618,443	$2,651,621
Net premiums written	$2,838,511	$3,199,573	$1,587,047	$1,421,260	$2,195,803
Net premiums earned	$2,541,315	$2,443,910	$2,249,445	$1,755,876	$1,785,262
Net claims and claim expenses incurred	1,309,502	1,166,123	979,522	861,576	931,211
Acquisition expenses	644,438	630,921	594,487	425,745	422,545
Operational expenses	108,039	106,184	134,466	82,751	80,491
Underwriting income (loss)	$479,336	$540,682	$540,970	$385,804	$351,015

Net claims and claim expenses incurred:
Current accident year	$1,417,773	$1,263,204	$1,135,332	$1,019,523	$963,309
Prior accident years	(108,271)	(97,081)	(155,810)	(157,947)	(32,098)
Total	$1,309,502	$1,166,123	$979,522	$861,576	$931,211

Net claims and claim expense ratio:
Current accident year	55.8%	51.7%	50.5%	58.1%	54.0%
Prior accident years	(4.3)%	(4.0)%	(7.0)%	(9.0)%	(1.8)%
Calendar year	51.5%	47.7%	43.5%	49.1%	52.2%
Acquisition expense ratio	25.3%	25.9%	26.5%	24.2%	23.6%
Operating expense ratio	4.3%	4.3%	6.0%	4.7%	4.5%
Combined ratio	81.1%	77.9%	76.0%	78.0%	80.3%
Adjusted combined ratio (1)	78.6%	75.4%	73.6%	77.8%	80.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Gross premiums written	$1,753,098	$1,889,881	$344,597	$511,012	$1,402,606
Net premiums written	$1,358,660	$1,397,618	$357,953	$444,872	$1,144,655
Net premiums earned	$980,834	$936,083	$884,321	$760,365	$758,686
Net claims and claim expenses incurred	273,354	154,249	123,942	206,361	281,993
Acquisition expenses	188,345	185,782	170,854	143,348	140,606
Operational expenses	67,425	61,624	85,919	54,624	55,077
Underwriting income (loss)	$451,710	$534,428	$503,606	$356,032	$281,010

Net claims and claim expenses incurred:
Current accident year	$357,745	$248,916	$275,638	$350,238	$313,632
Prior accident years	(84,391)	(94,667)	(151,696)	(143,877)	(31,639)
Total	$273,354	$154,249	$123,942	$206,361	$281,993

Net claims and claim expense ratio:
Current accident year	36.5%	26.6%	31.2%	46.1%	41.3%
Prior accident years	(8.6)%	(10.1)%	(17.2)%	(19.0)%	(4.1)%
Calendar year	27.9%	16.5%	14.0%	27.1%	37.2%
Acquisition expense ratio	19.1%	19.9%	19.4%	18.9%	18.5%
Operating expense ratio	6.9%	6.5%	9.7%	7.2%	7.3%
Combined ratio	53.9%	42.9%	43.1%	53.2%	63.0%
Adjusted combined ratio (1)	51.7%	40.5%	41.7%	53.0%	62.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Gross premiums written	$1,672,397	$2,100,803	$1,457,444	$1,107,431	$1,249,015
Net premiums written	$1,479,851	$1,801,955	$1,229,094	$976,388	$1,051,148
Net premiums earned	$1,560,481	$1,507,827	$1,365,124	$995,511	$1,026,576
Net claims and claim expenses incurred	1,036,148	1,011,874	855,580	655,215	649,218
Acquisition expenses	456,093	445,139	423,633	282,397	281,939
Operational expenses	40,614	44,560	48,547	28,127	25,414
Underwriting income (loss)	$27,626	$6,254	$37,364	$29,772	$70,005

Net claims and claim expenses incurred:
Current accident year	$1,060,028	$1,014,288	$859,694	$669,285	$649,677
Prior accident years	(23,880)	(2,414)	(4,114)	(14,070)	(459)
Total	$1,036,148	$1,011,874	$855,580	$655,215	$649,218

Net claims and claim expense ratio:
Current accident year	67.9%	67.3%	63.0%	67.2%	63.3%
Prior accident years	(1.5)%	(0.2)%	(0.3)%	(1.4)%	(0.1)%
Calendar year	66.4%	67.1%	62.7%	65.8%	63.2%
Acquisition expense ratio	29.2%	29.5%	31.0%	28.4%	27.5%
Operating expense ratio	2.6%	3.0%	3.6%	2.8%	2.5%
Combined ratio	98.2%	99.6%	97.3%	97.0%	93.2%
Adjusted combined ratio (1)	95.6%	97.1%	94.3%	96.7%	92.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2024			Three months ended June 30, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,264,589	$488,509	$1,753,098	$1,001,839	$400,767	$1,402,606
Net premiums written	$898,148	$460,512	$1,358,660	$771,936	$372,719	$1,144,655
Net premiums earned	$578,788	$402,046	$980,834	$423,733	$334,953	$758,686
Net claims and claim expenses incurred	27,149	246,205	273,354	118,093	163,900	281,993
Acquisition expenses	80,189	108,156	188,345	50,637	89,969	140,606
Operational expenses	55,194	12,231	67,425	44,152	10,925	55,077
Underwriting income (loss)	$416,256	$35,454	$451,710	$210,851	$70,159	$281,010

Net claims and claim expenses incurred:
Current accident year	$107,120	$250,625	$357,745	$139,196	$174,436	$313,632
Prior accident years	(79,971)	(4,420)	(84,391)	(21,103)	(10,536)	(31,639)
Total	$27,149	$246,205	$273,354	$118,093	$163,900	$281,993

Net claims and claim expense ratio:
Current accident year	18.5%	62.3%	36.5%	32.8%	52.1%	41.3%
Prior accident years	(13.8)%	(1.1)%	(8.6)%	(4.9)%	(3.2)%	(4.1)%
Calendar year	4.7%	61.2%	27.9%	27.9%	48.9%	37.2%
Acquisition expense ratio	13.9%	27.0%	19.1%	11.9%	26.9%	18.5%
Operating expense ratio	9.5%	3.0%	6.9%	10.4%	3.3%	7.3%
Combined ratio	28.1%	91.2%	53.9%	50.2%	79.1%	63.0%
Adjusted combined ratio (1)	24.9%	90.3%	51.7%	50.0%	78.9%	62.8%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Six months ended June 30, 2024			Six months ended June 30, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,605,726	$1,037,253	$3,642,979	$1,930,434	$776,371	$2,706,805
Net premiums written	$1,961,871	$794,407	$2,756,278	$1,588,423	$576,061	$2,164,484
Net premiums earned	$1,124,983	$791,934	$1,916,917	$776,486	$669,620	$1,446,106
Net claims and claim expenses incurred	2,320	425,283	427,603	105,281	364,321	469,602
Acquisition expenses	162,979	211,148	374,127	92,687	193,238	285,925
Operational expenses	105,334	23,715	129,049	89,961	20,929	110,890
Underwriting income (loss)	$854,350	$131,788	$986,138	$488,557	$91,132	$579,689

Net claims and claim expenses incurred:
Current accident year	$134,802	$471,859	$606,661	$206,795	$376,139	$582,934
Prior accident years	(132,482)	(46,576)	(179,058)	(101,514)	(11,818)	(113,332)
Total	$2,320	$425,283	$427,603	$105,281	$364,321	$469,602

Net claims and claim expense ratio:
Current accident year	12.0%	59.6%	31.6%	26.6%	56.2%	40.3%
Prior accident years	(11.8)%	(5.9)%	(9.3)%	(13.0)%	(1.8)%	(7.8)%
Calendar year	0.2%	53.7%	22.3%	13.6%	54.4%	32.5%
Acquisition expense ratio	14.5%	26.7%	19.6%	11.9%	28.9%	19.7%
Operating expense ratio	9.4%	3.0%	6.7%	11.6%	3.1%	7.7%
Combined ratio	24.1%	83.4%	48.6%	37.1%	86.4%	59.9%
Adjusted combined ratio (1)	20.7%	82.5%	46.2%	36.8%	86.2%	59.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2024	June 30, 2023			June 30, 2024	June 30, 2023
Property Segment
Catastrophe	$1,247,888	$972,647	$275,241	28.3%	$2,612,561	$1,927,634	$684,927	35.5%
Catastrophe - gross reinstatement premiums	16,701	29,192	(12,491)	(42.8)%	(6,835)	2,800	(9,635)	(344.1)%
Total catastrophe gross premiums written	1,264,589	1,001,839	262,750	26.2%	2,605,726	1,930,434	675,292	35.0%
Other property	481,994	400,944	81,050	20.2%	1,024,145	778,795	245,350	31.5%
Other property - gross reinstatement premiums	6,515	(177)	6,692	(3780.8)%	13,108	(2,424)	15,532	(640.8)%
Total other property gross premiums written	488,509	400,767	87,742	21.9%	1,037,253	776,371	260,882	33.6%
Property segment gross premiums written	$1,753,098	$1,402,606	$350,492	25.0%	$3,642,979	$2,706,805	$936,174	34.6%

Casualty and Specialty Segment
General casualty (1)	$631,343	$375,945	$255,398	67.9%	$1,219,909	$843,837	$376,072	44.6%
Professional liability (2)	214,105	308,284	(94,179)	(30.5)%	584,586	690,537	(105,951)	(15.3)%
Credit (3)	206,346	191,985	14,361	7.5%	551,478	423,661	127,817	30.2%
Other specialty (4)	620,603	372,801	247,802	66.5%	1,417,227	777,042	640,185	82.4%
Casualty and Specialty segment gross premiums written	$1,672,397	$1,249,015	$423,382	33.9%	$3,773,200	$2,735,077	$1,038,123	38.0%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2024	June 30, 2023			June 30, 2024	June 30, 2023
Property Segment
Catastrophe	$889,237	$741,829	$147,408	19.9%	$1,973,418	$1,581,955	$391,463	24.7%
Catastrophe - net reinstatement premiums	8,911	30,107	(21,196)	(70.4)%	(11,547)	6,468	(18,015)	(278.5)%
Total catastrophe net premiums written	898,148	771,936	126,212	16.4%	1,961,871	1,588,423	373,448	23.5%
Other property	456,747	372,579	84,168	22.6%	785,561	579,826	205,735	35.5%
Other property - net reinstatement premiums	3,765	140	3,625	2589.3%	8,846	(3,765)	12,611	(335.0)%
Total other property net premiums written	460,512	372,719	87,793	23.6%	794,407	576,061	218,346	37.9%
Property segment net premiums written	$1,358,660	$1,144,655	$214,005	18.7%	$2,756,278	$2,164,484	$591,794	27.3%

Casualty and Specialty Segment
General casualty (1)	$603,960	$339,080	$264,880	78.1%	$1,168,386	$761,500	$406,886	53.4%
Professional liability (2)	212,742	267,664	(54,922)	(20.5)%	555,810	578,576	(22,766)	(3.9)%
Credit (3)	116,721	129,564	(12,843)	(9.9)%	392,071	295,108	96,963	32.9%
Other specialty (4)	546,428	314,840	231,588	73.6%	1,165,539	659,838	505,701	76.6%
Casualty and Specialty segment net premiums written	$1,479,851	$1,051,148	$428,703	40.8%	$3,281,806	2,295,022	$986,784	43.0%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Six months ended		Y/Y $ Change	Y/Y % Change
	June 30, 2024	June 30, 2023			June 30, 2024	June 30, 2023
Property Segment
Catastrophe	$569,877	$393,626	$176,251	44.8%	$1,136,530	$770,018	$366,512	47.6%
Catastrophe - net reinstatement premiums	8,911	30,107	(21,196)	(70.4)%	(11,547)	6,468	(18,015)	(278.5)%
Total catastrophe net premiums earned	578,788	423,733	155,055	36.6%	1,124,983	776,486	348,497	44.9%
Other property	398,281	334,813	63,468	19.0%	783,088	673,385	109,703	16.3%
Other property - net reinstatement premiums	3,765	140	3,625	2589.3%	8,846	(3,765)	12,611	(335.0)%
Total other property net premiums earned	402,046	334,953	67,093	20.0%	791,934	669,620	122,314	18.3%
Property segment net premiums earned	$980,834	$758,686	$222,148	29.3%	$1,916,917	$1,446,106	$470,811	32.6%

Casualty and Specialty Segment
General casualty (1)	$611,619	$352,273	$259,346	73.6%	$1,124,161	$678,901	$445,260	65.6%
Professional liability (2)	237,953	282,965	(45,012)	(15.9)%	547,063	575,796	(28,733)	(5.0)%
Credit (3)	183,930	120,762	63,168	52.3%	386,010	248,093	137,917	55.6%
Other specialty (4)	526,979	270,576	256,403	94.8%	1,011,074	516,916	494,158	95.6%
Casualty and Specialty segment net premiums earned	$1,560,481	$1,026,576	$533,905	52.0%	$3,068,308	$2,019,706	$1,048,602	51.9%

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2024
Property	$2,059,363	$1,425,623	$3,511,286	$6,996,272
Casualty and Specialty	2,914,646	204,062	10,625,948	13,744,656
Total	$4,974,009	$1,629,685	$14,137,234	$20,740,928

December 31, 2023
Property	$2,461,580	$1,459,010	$3,913,030	$7,833,620
Casualty and Specialty	2,801,016	203,560	9,648,673	12,653,249
Total	$5,262,596	$1,662,570	$13,561,703	$20,486,869

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2024			Three months ended June 30, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,369,610	$4,993,680	$15,375,930	$15,996,826	$4,706,671	$11,290,155
Incurred claims and claim expenses
Current year	1,584,616	166,843	1,417,773	1,109,621	146,312	963,309
Prior years	(125,105)	(16,834)	(108,271)	(19,965)	12,133	(32,098)
Total incurred claims and claim expenses	1,459,511	150,009	1,309,502	1,089,656	158,445	931,211
Paid claims and claim expenses
Current year	64,780	5,415	59,365	73,499	7,559	65,940
Prior years	1,016,929	274,563	742,366	889,199	173,383	715,816
Total paid claims and claim expenses	1,081,709	279,978	801,731	962,698	180,942	781,756
Foreign exchange and other (1)	(6,484)	(8,976)	2,492	14,344	5,177	9,167
Reserve for claims and claim expenses, end of period	$20,740,928	$4,854,735	$15,886,193	$16,138,128	$4,689,351	$11,448,777

	Six months ended June 30, 2024			Six months ended June 30, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648
Incurred claims and claim expenses
Current year	3,021,305	340,328	2,680,977	2,176,749	307,488	1,869,261
Prior years	(402,171)	(196,819)	(205,352)	(127,389)	9,461	(136,850)
Total incurred claims and claim expenses	2,619,134	143,509	2,475,625	2,049,360	316,949	1,732,411
Paid claims and claim expenses
Current year	109,792	9,770	100,022	104,481	11,572	92,909
Prior years	2,211,581	597,010	1,614,571	1,747,052	340,368	1,406,684
Total paid claims and claim expenses	2,321,373	606,780	1,714,593	1,851,533	351,940	1,499,593
Foreign exchange and other (1)	(43,702)	(26,280)	(17,422)	47,728	13,417	34,311
Reserve for claims and claim expenses, end of period	$20,740,928	$4,854,735	$15,886,193	$16,138,128	$4,689,351	$11,448,777
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as deals accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Management fee income	$55,327	$43,439	$111,380	$84,344
Performance fee income (loss) (1)	28,750	13,242	56,247	17,109
Total fee income	$84,077	$56,681	$167,627	$101,453
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$12,992	$8,184	$27,686	$21,325
Earnings from equity method investments (2)	(343)	(417)	(698)	(558)
Redeemable noncontrolling interests (3)	71,428	48,914	140,639	80,686
Total fee income	$84,077	$56,681	$167,627	$101,453
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operational expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Management fee income	$55,327	$56,053	$47,769	$44,486	$43,439
Performance fee income (loss) (1)	28,750	27,497	23,014	20,072	13,242
Total fee income	$84,077	$83,550	$70,783	$64,558	$56,681
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$12,992	$14,694	$6,234	$6,873	$8,184
Earnings from equity method investments (2)	(343)	(355)	(419)	(446)	(417)
Redeemable noncontrolling interests (3)	71,428	69,211	64,968	58,131	48,914
Total fee income	$84,077	$83,550	$70,783	$64,558	$56,681
(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operational expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Redeemable noncontrolling interests - DaVinci	$(152,511)	$(59,527)	$(300,524)	$(225,609)
Redeemable noncontrolling interests - Medici	(13,249)	(62,190)	(59,518)	(107,259)
Redeemable noncontrolling interests - Vermeer	(56,624)	(52,163)	(109,595)	(99,568)
Redeemable noncontrolling interests - Fontana	(2,347)	(1,027)	79	(9,855)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(224,731)	$(174,907)	$(469,558)	$(442,291)

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(245,138)	$(234,058)	$(546,792)	$(475,996)
Non-operating (income) loss attributable to redeemable noncontrolling interests	20,407	59,151	77,234	33,705
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(224,731)	$(174,907)	$(469,558)	$(442,291)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	June 30, 2024	December 31, 2023
Redeemable noncontrolling interests - DaVinci	$2,760,164	$2,541,482
Redeemable noncontrolling interests - Medici	1,631,508	1,650,229
Redeemable noncontrolling interests - Vermeer	1,489,892	1,555,297
Redeemable noncontrolling interests - Fontana	453,744	353,823
Redeemable noncontrolling interests	$6,335,308	$6,100,831

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	June 30, 2024	December 31, 2023
DaVinci	75.3%	72.2%
Medici	87.6%	88.3%
Vermeer	100.0%	100.0%
Fontana	73.5%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenues
Gross premiums written	$502,194	$491,657	$1,192,429	$1,020,436
Net premiums written	$438,501	$436,483	$1,089,073	$955,652
Decrease (increase) in unearned premiums	(141,293)	(184,428)	(503,039)	(495,710)
Net premiums earned	297,208	252,055	586,034	459,942
Net investment income	60,431	48,975	118,007	92,873
Net foreign exchange gains (losses)	668	1,024	(1,299)	(483)
Net realized and unrealized gains (losses) on investments	(17,254)	(57,497)	(55,974)	(19,118)
Total revenues	341,053	244,557	646,768	533,214
Expenses
Net claims and claim expenses incurred	28,302	85,304	34,699	94,995
Acquisition expenses	71,278	47,842	138,363	74,176
Operational and corporate expenses	37,063	28,795	72,163	55,598
Interest expense	1,859	1,858	3,717	3,716
Total expenses	138,502	163,799	248,942	228,485
Income (loss) before taxes	202,551	80,758	397,826	304,729
Income tax benefit (expense)	(155)	(67)	(953)	(1,656)
Net income (loss) available (attributable) to DaVinci common shareholders	$202,396	$80,691	$396,873	$303,073

Net claims and claim expenses incurred - current accident year	$63,608	$87,254	$121,521	$134,253
Net claims and claim expenses incurred - prior accident years	(35,306)	(1,950)	(86,822)	(39,258)
Net claims and claim expenses incurred - total	$28,302	$85,304	$34,699	$94,995

Net claims and claim expense ratio - current accident year	21.4%	34.6%	20.7%	29.2%
Net claims and claim expense ratio - prior accident years	(11.9)%	(0.8)%	(14.8)%	(8.5)%
Net claims and claim expense ratio - calendar year	9.5%	33.8%	5.9%	20.7%
Underwriting expense ratio	36.5%	30.4%	35.9%	28.2%
Combined ratio	46.0%	64.2%	41.8%	48.9%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Fixed maturity investments trading	$273,900	$169,739	$221,949	$133,362
Short term investments	48,386	50,231	22,931	25,219
Equity investments	589	2,766	589	2,766
Other investments
Catastrophe bonds	58,436	49,522	7,382	6,470
Other	20,663	20,820	20,663	20,820
Cash and cash equivalents	15,399	4,585	15,017	4,350
	417,373	297,663	288,531	192,987
Investment expenses	(6,528)	(5,001)	(5,116)	(3,672)
Net investment income	$410,845	$292,662	$283,415	$189,315

Net investment income return - annualized	5.7%	5.3%	5.3%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$(65,813)	$(74,212)	$(50,574)	$(66,800)
Net unrealized gains (losses) on fixed maturity investments trading	(24,848)	(139,793)	(23,179)	(102,107)
Net realized and unrealized gains (losses) on investment-related derivatives	10,374	(65,051)	9,090	(63,079)
Net realized gains (losses) on equity investments	15	(18,755)	15	(18,755)
Net unrealized gains (losses) on equity investments	(5,507)	20,627	(5,525)	20,634
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(34,107)	38,186	(3,888)	4,207
Net realized and unrealized gains (losses) on other investments - other	(7,698)	16,217	(7,698)	16,217
Net realized and unrealized gains (losses) on investments	(127,584)	(222,781)	(81,759)	(209,683)
Total investment result	$283,261	$69,881	$201,656	$(20,368)

Average invested assets	$30,082,570	$24,373,121	$21,503,853	$16,195,136

Total investment return - annualized	4.1%	1.6%	3.6%	(0.4)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Six months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Fixed maturity investments trading	$531,189	$325,239	$430,173	$255,255
Short term investments	95,177	83,181	45,799	37,675
Equity investments	1,149	6,165	1,149	6,165
Other investments
Catastrophe bonds	116,685	88,353	14,812	12,499
Other	38,588	45,391	38,588	45,391
Cash and cash equivalents	30,121	8,849	28,893	8,362
	812,909	557,178	559,414	365,347
Investment expenses	(11,289)	(10,138)	(8,522)	(8,023)
Net investment income	$801,620	$547,040	$550,892	$357,324

Net investment income return - annualized	5.7%	5.1%	5.3%	4.7%

Net realized gains (losses) on fixed maturity investments trading	$(56,017)	$(178,977)	$(38,057)	$(154,207)
Net unrealized gains (losses) on fixed maturity investments trading	(236,844)	172,233	(199,731)	156,988
Net realized and unrealized gains (losses) on investment-related derivatives	(47,432)	(52,889)	(50,105)	(48,600)
Net realized gains (losses) on equity investments	15	(27,493)	15	(27,493)
Net unrealized gains (losses) on equity investments	7,590	59,778	7,565	59,786
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(15,200)	62,312	(1,935)	7,684
Net realized and unrealized gains (losses) on other investments - other	6,650	21,706	6,650	21,706
Net realized and unrealized gains (losses) on investments	(341,238)	56,670	(275,598)	15,864
Total investment result	$460,382	$603,710	$275,294	$373,188

Average invested assets	$29,793,761	$23,655,559	$21,255,863	$15,731,076

Total investment return - annualized	3.2%	5.5%	2.6%	4.9%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	June 30, 2024				December 31, 2023
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,165,179	$(57,770)	$7,761,489	$(56,752)	$10,060,203	$66,743	$8,013,451	$49,476
Corporate (3)	7,253,535	(97,897)	6,007,957	(95,535)	6,499,075	(41,016)	5,340,330	(54,622)
Other (4)	4,673,357	(79,887)	4,030,087	(61,469)	4,317,830	(21,069)	3,738,758	(4,321)
Total fixed maturity investments trading, at fair value	22,092,071	(235,554)	17,799,533	(213,756)	20,877,108	4,658	17,092,539	(9,467)
Short term investments, at fair value	4,361,052	(652)	1,726,079	(440)	4,604,079	739	1,624,407	718
Equity investments, at fair value	114,405	70,244	114,168	70,236	106,766	62,660	106,562	62,673
Other investments, at fair value
Catastrophe bonds	1,901,612	(86,932)	239,779	(38,705)	1,942,199	(76,684)	250,384	(36,995)
Fund investments	1,765,892	215,672	1,765,892	215,672	1,415,804	184,744	1,415,804	184,744
Term loans	96,639	—	96,639	—	97,658	—	97,658	—
Direct private equity investments	45,278	(52,986)	45,278	(52,986)	59,905	(38,359)	59,905	(38,359)
Total other investments, at fair value	3,809,421	75,754	2,147,588	123,981	3,515,566	69,701	1,823,751	109,390
Investments in other ventures, under equity method	151,608	—	151,608	—	112,624	—	112,624	—
Total investments	$30,528,557	$(90,208)	$21,938,976	$(19,979)	$29,216,143	$137,758	$20,759,883	$163,314

	June 30, 2024		December 31, 2023
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	6.0%	5.7%	5.8%	5.4%
Average duration of investments, in years (5)	2.8	3.3	2.6	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(4.08)		$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,165,179	$—	$10,165,179	$—	$—	$—	$—	$—
Corporate (3)	7,253,535	175,648	373,007	2,635,962	2,826,395	1,232,253	10,270	—
Residential mortgage-backed	1,762,405	145,754	1,468,145	835	8,033	76,245	63,393	—
Asset-backed	1,458,394	1,189,481	182,755	63,632	19,573	—	2,953	—
Agencies	568,308	—	568,308	—	—	—	—	—
Non-U.S. government	563,512	372,460	164,295	24,210	2,547	—	—	—
Commercial mortgage-backed	320,738	265,515	52,446	272	—	2,505	—	—
Total fixed maturity investments trading, at fair value	22,092,071	2,148,858	12,974,135	2,724,911	2,856,548	1,311,003	76,616	—

Short term investments, at fair value	4,361,052	2,601,960	1,746,113	846	8,161	3,972	—	—

Equity investments, at fair value	114,405	—	—	—	—	—	—	114,405

Other investments, at fair value
Catastrophe bonds	1,901,612	—	—	—	—	1,901,612	—	—
Fund investments:
Private credit funds	1,063,707	—	—	—	—	—	—	1,063,707
Private equity funds	507,004	—	—	—	—	—	—	507,004
Hedge funds	195,181	—	—	—	—	—	—	195,181
Term loans	96,639	—	—	96,639	—	—	—	—
Direct private equity investments	45,278	—	—	—	—	—	—	45,278
Total other investments, at fair value	3,809,421	—	—	96,639	—	1,901,612	—	1,811,170

Investments in other ventures, under equity method	151,608	—	—	—	—	—	—	151,608

Total investments	$30,528,557	$4,750,818	$14,720,248	$2,822,396	$2,864,709	$3,216,587	$76,616	$2,077,183
	100.0%	15.6%	48.2%	9.2%	9.4%	10.5%	0.3%	6.8%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
June 30, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,761,489	$—	$7,761,489	$—	$—	$—	$—	$—
Corporate (3)	6,007,957	126,721	308,009	2,246,393	2,292,027	1,026,880	7,927	—
Residential mortgage-backed	1,506,971	121,407	1,238,422	835	8,033	76,245	62,029	—
Asset-backed	1,365,141	1,096,599	182,384	63,632	19,573	—	2,953	—
Agencies	421,035	—	421,035	—	—	—	—	—
Non-U.S. government	474,107	305,149	145,216	21,195	2,547	—	—	—
Commercial mortgage-backed	262,833	214,738	45,318	272	—	2,505	—	—
Total fixed maturity investments trading, at fair value	17,799,533	1,864,614	10,101,873	2,332,327	2,322,180	1,105,630	72,909	—

Short term investments, at fair value	1,726,079	902,472	812,777	846	6,012	3,972	—	—

Equity investments, at fair value	114,168	—	—	—	—	—	—	114,168

Other investments, at fair value
Catastrophe bonds	239,779	—	—	—	—	239,779	—	—
Fund investments:
Private credit funds	1,063,707	—	—	—	—	—	—	1,063,707
Private equity funds	507,004	—	—	—	—	—	—	507,004
Hedge funds	195,181	—	—	—	—	—	—	195,181
Term loans	96,639	—	—	96,639	—	—	—	—
Direct private equity investments	45,278	—	—	—	—	—	—	45,278
Total other investments, at fair value	2,147,588	—	—	96,639	—	239,779	—	1,811,170

Investments in other ventures, under equity method	151,608	—	—	—	—	—	—	151,608

Total investments	$21,938,976	$2,767,086	$10,914,650	$2,429,812	$2,328,192	$1,349,381	$72,909	$2,076,946
	100.0%	12.6%	49.7%	11.1%	10.6%	6.2%	0.3%	9.5%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Six months ended
(common shares in thousands)	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$495,046	$191,025	$859,844	$755,087
Amount allocated to participating common shareholders (1)	(7,322)	(2,889)	(12,573)	(11,650)
Net income (loss) allocated to RenaissanceRe common shareholders	$487,724	$188,136	$847,271	$743,437
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	51,680	45,898	51,679	44,387
Per common share equivalents of non-vested shares (2)	134	92	142	111
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	51,814	45,990	51,821	44,498
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$9.44	$4.10	$16.39	$16.75
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.41	$4.09	$16.35	$16.71
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with acquisitions and dispositions, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax asset, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

29

Comments on Non-GAAP Financial Measures

	Three months ended
	June 30, 2024	June 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$495,046	$191,025
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	93,477	260,967
Net foreign exchange losses (gains)	8,815	13,488
Corporate expenses associated with acquisitions and dispositions	17,300	11,341
Acquisition related purchase accounting adjustments (1)	62,803	4,018
Income tax expense (benefit) (2)	(6,188)	(10,235)
Net income (loss) attributable to redeemable noncontrolling interests (3)	(20,407)	(59,151)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$650,846	$411,453

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.41	$4.09
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	1.80	5.67
Net foreign exchange losses (gains)	0.17	0.29
Corporate expenses associated with acquisitions and dispositions	0.33	0.25
Acquisition related purchase accounting adjustments (1)	1.21	0.09
Income tax expense (benefit) (2)	(0.12)	(0.22)
Net income (loss) attributable to redeemable noncontrolling interests (3)	(0.39)	(1.29)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.41	$8.88

Return on average common equity - annualized	21.4%	13.5%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	4.1%	18.4%
Net foreign exchange losses (gains)	0.4%	1.0%
Corporate expenses associated with acquisitions and dispositions	0.8%	0.8%
Acquisition related purchase accounting adjustments (1)	2.7%	0.3%
Income tax expense (benefit) (2)	(0.3)%	(0.7)%
Net income (loss) attributable to redeemable noncontrolling interests (3)	(0.9)%	(4.2)%
Operating return on average common equity - annualized	28.2%	29.1%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months ended June 30, 2024 for the acquisitions of Validus $59.0 million (2023 - $Nil); and TMR and Platinum $3.8 million (2023 - $4.0 million).
(2)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

	Six months ended
	June 30, 2024	June 30, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$859,844	$755,087
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	326,038	5,642
Net foreign exchange losses (gains)	44,498	27,991
Corporate expenses associated with acquisitions and dispositions	37,566	11,341
Acquisition related purchase accounting adjustments (1)	123,363	8,038
Bermuda net deferred tax asset (2)	(7,890)	—
Income tax expense (benefit) (3)	(18,960)	1,087
Net income (loss) attributable to redeemable noncontrolling interests (4)	(77,234)	(33,705)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$1,287,225	$775,481

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$16.35	$16.71
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	6.29	0.13
Net foreign exchange losses (gains)	0.86	0.63
Corporate expenses associated with acquisitions and dispositions	0.72	0.25
Acquisition related purchase accounting adjustments (1)	2.38	0.18
Bermuda net deferred tax asset (2)	(0.15)	—
Income tax expense (benefit) (3)	(0.37)	0.02
Net income (loss) attributable to redeemable noncontrolling interests (4)	(1.49)	(0.76)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$24.59	$17.16

Return on average common equity - annualized	19.0%	28.9%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	7.2%	0.3%
Net foreign exchange losses (gains)	1.0%	1.1%
Corporate expenses associated with acquisitions and dispositions	0.8%	0.4%
Acquisition related purchase accounting adjustments (1)	2.7%	0.3%
Bermuda net deferred tax asset (2)	(0.2)%	—%
Income tax expense (benefit) (3)	(0.4)%	—%
Net income (loss) attributable to redeemable noncontrolling interests (4)	(1.7)%	(1.3)%
Operating return on average common equity - annualized	28.4%	29.7%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the six months ended June 30, 2024 for the acquisitions of Validus $115.9 million (2023 - $Nil); and TMR and Platinum $7.5 million (2023 - $8.0 million).
(2)Represents a net deferred tax benefit recorded during the period in connection with the enactment of the 15% Bermuda corporate income tax on December 27, 2023.
(3)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

31

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	June 30, 2024	December 31, 2023
Book value per common share	$179.87	$165.20
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.07)	(14.71)
Other goodwill and intangible assets (2)	(0.34)	(0.35)
Acquisition related purchase accounting adjustments (3)	(6.24)	(8.27)
Tangible book value per common share	159.22	141.87
Adjustment for accumulated dividends	27.30	26.52
Tangible book value per common share plus accumulated dividends	$186.52	$168.39

Year to date change in book value per common share	8.9%	57.9%
Year to date change in book value per common share plus change in accumulated dividends	9.4%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	12.8%	47.6%
(1)Represents the acquired goodwill and other intangible assets at June 30, 2024 for the acquisitions of Validus $507.2 million (December 31, 2023 - $542.7 million), TMR $26.6 million (December 31, 2023 - $27.2 million) and Platinum $203.6 million (December 31, 2023 - $205.5 million).
(2)At June 30, 2024, the adjustment for other goodwill and intangible assets included $17.9 million (December 31, 2023 - $18.1 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at June 30, 2024 for the acquisitions of Validus $270.7 million (December 31, 2023 - $374.4 million), TMR $57.0 million (December 31, 2023 - $62.2 million) and Platinum $(0.7) million (December 31, 2023 - $(0.8) million).

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	28.1%	91.2%	53.9%	98.2%	81.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.2)%	(2.6)%	(2.5)%
Adjusted combined ratio	24.9%	90.3%	51.7%	95.6%	78.6%

	Three months ended March 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	19.8%	75.3%	42.9%	99.6%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.6)%	(0.7)%	(2.4)%	(2.5)%	(2.5)%
Adjusted combined ratio	16.2%	74.6%	40.5%	97.1%	75.4%

	Three months ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	17.8%	79.9%	43.1%	97.3%	76.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.0)%	(0.5)%	(1.4)%	(3.0)%	(2.4)%
Adjusted combined ratio	15.8%	79.4%	41.7%	94.3%	73.6%

	Three months ended September 30, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	31.5%	78.2%	53.2%	97.0%	78.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.2)%	(0.1)%	(0.2)%	(0.3)%	(0.2)%
Adjusted combined ratio	31.3%	78.1%	53.0%	96.7%	77.8%

	Three months ended June 30, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	79.1%	63.0%	93.2%	80.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.2)%	(0.2)%	(0.2)%	(0.3)%	(0.2)%
Adjusted combined ratio	50.0%	78.9%	62.8%	92.9%	80.1%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Six months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	24.1%	83.4%	48.6%	98.9%	79.5%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.4)%	(0.9)%	(2.4)%	(2.6)%	(2.4)%
Adjusted combined ratio	20.7%	82.5%	46.2%	96.3%	77.1%

	Six months ended June 30, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	37.1%	86.4%	59.9%	93.0%	79.2%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.3)%	(0.2)%	(0.2)%	(0.2)%	(0.3)%
Adjusted combined ratio	36.8%	86.2%	59.7%	92.8%	78.9%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended June 30, 2024			Three months ended June 30, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$273,900	$(51,951)	$221,949	$169,739	$(36,377)	$133,362
Short term investments	48,386	(25,455)	22,931	50,231	(25,012)	25,219
Equity investments	589	—	589	2,766	—	2,766
Other investments
Catastrophe bonds	58,436	(51,054)	7,382	49,522	(43,052)	6,470
Other	20,663	—	20,663	20,820	—	20,820
Cash and cash equivalents	15,399	(382)	15,017	4,585	(235)	4,350
	417,373	(128,842)	288,531	297,663	(104,676)	192,987
Investment expenses	(6,528)	1,412	(5,116)	(5,001)	1,329	(3,672)
Net investment income	$410,845	$(127,430)	$283,415	$292,662	$(103,347)	$189,315

Net investment income return - annualized	5.7%	(0.4)%	5.3%	5.3%	(0.4)%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$(65,813)	$15,239	$(50,574)	$(74,212)	$7,412	$(66,800)
Net unrealized gains (losses) on fixed maturity investments trading	(24,848)	1,669	(23,179)	(139,793)	37,686	(102,107)
Net realized and unrealized gains (losses) on investment-related derivatives	10,374	(1,284)	9,090	(65,051)	1,972	(63,079)
Net realized gains (losses) on equity investments	15	—	15	(18,755)	—	(18,755)
Net unrealized gains (losses) on equity investments	(5,507)	(18)	(5,525)	20,627	7	20,634
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(34,107)	30,219	(3,888)	38,186	(33,979)	4,207
Net realized and unrealized gains (losses) on other investments - other	(7,698)	—	(7,698)	16,217	—	16,217
Net realized and unrealized gains (losses) on investments	(127,584)	45,825	(81,759)	(222,781)	13,098	(209,683)
Total investment result	$283,261	$(81,605)	$201,656	$69,881	$(90,249)	$(20,368)

Average invested assets	$30,082,570	$(8,578,717)	$21,503,853	$24,373,121	$(8,177,985)	$16,195,136

Total investment return - annualized	4.1%	(0.5)%	3.6%	1.6%	(2.0)%	(0.4)%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Six months ended June 30, 2024			Six months ended June 30, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$531,189	$(101,016)	$430,173	$325,239	$(69,984)	$255,255
Short term investments	95,177	(49,378)	45,799	83,181	(45,506)	37,675
Equity investments	1,149	—	1,149	6,165	—	6,165
Other investments
Catastrophe bonds	116,685	(101,873)	14,812	88,353	(75,854)	12,499
Other	38,588	—	38,588	45,391	—	45,391
Cash and cash equivalents	30,121	(1,228)	28,893	8,849	(487)	8,362
	812,909	(253,495)	559,414	557,178	(191,831)	365,347
Investment expenses	(11,289)	2,767	(8,522)	(10,138)	2,115	(8,023)
Net investment income	$801,620	$(250,728)	$550,892	$547,040	$(189,716)	$357,324

Net investment income return - annualized	5.7%	(0.4)%	5.3%	5.1%	(0.4)%	4.7%

Net realized gains (losses) on fixed maturity investments trading	$(56,017)	$17,960	$(38,057)	$(178,977)	$24,770	$(154,207)
Net unrealized gains (losses) on fixed maturity investments trading	(236,844)	37,113	(199,731)	172,233	(15,245)	156,988
Net realized and unrealized gains (losses) on investment-related derivatives	(47,432)	(2,673)	(50,105)	(52,889)	4,289	(48,600)
Net realized gains (losses) on equity investments	15	—	15	(27,493)	—	(27,493)
Net unrealized gains (losses) on equity investments	7,590	(25)	7,565	59,778	8	59,786
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(15,200)	13,265	(1,935)	62,312	(54,628)	7,684
Net realized and unrealized gains (losses) on other investments - other	6,650	—	6,650	21,706	—	21,706
Net realized and unrealized gains (losses) on investments	(341,238)	65,640	(275,598)	56,670	(40,806)	15,864
Total investment result	$460,382	$(185,088)	$275,294	$603,710	$(230,522)	$373,188

Average invested assets	$29,793,761	$(8,537,898)	$21,255,863	$23,655,559	$(7,924,483)	$15,731,076

Total investment return - annualized	3.2%	(0.6)%	2.6%	5.5%	(0.6)%	4.9%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	June 30, 2024			December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,165,179	$(2,403,690)	$7,761,489	$10,060,203	$(2,046,752)	$8,013,451
Corporate (4)	7,253,535	(1,245,578)	6,007,957	6,499,075	(1,158,745)	5,340,330
Residential mortgage-backed	1,762,405	(255,434)	1,506,971	1,420,362	(246,468)	1,173,894
Asset-backed	1,458,394	(93,253)	1,365,141	1,491,695	(86,622)	1,405,073
Agencies	568,308	(147,273)	421,035	489,117	(119,518)	369,599
Non-U.S. government	563,512	(89,405)	474,107	483,576	(54,100)	429,476
Commercial mortgage-backed	320,738	(57,905)	262,833	433,080	(72,364)	360,716
Total fixed maturity investments trading, at fair value	22,092,071	(4,292,538)	17,799,533	20,877,108	(3,784,569)	17,092,539

Short term investments, at fair value	4,361,052	(2,634,973)	1,726,079	4,604,079	(2,979,672)	1,624,407

Equity investments, at fair value	114,405	(237)	114,168	106,766	(204)	106,562

Other investments, at fair value
Catastrophe bonds	1,901,612	(1,661,833)	239,779	1,942,199	(1,691,815)	250,384
Fund investments:
Private credit funds	1,063,707	—	1,063,707	982,016	—	982,016
Private equity funds	507,004	—	507,004	433,788	—	433,788
Hedge funds	195,181	—	195,181	—	—	—
Term loans	96,639	—	96,639	97,658	—	97,658
Direct private equity investments	45,278	—	45,278	59,905	—	59,905
Total other investments, at fair value	3,809,421	(1,661,833)	2,147,588	3,515,566	(1,691,815)	1,823,751

Investments in other ventures, under equity method	151,608	—	151,608	112,624	—	112,624

Total investments	$30,528,557	$(8,589,581)	$21,938,976	$29,216,143	$(8,456,260)	$20,759,883
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

37

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	June 30, 2024			December 31, 2023
	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Type of Investment
Fixed maturity investments trading, at fair value
U.S. treasuries	$(57,770)	$1,018	$(56,752)	$66,743	$(17,267)	$49,476
Corporate (4)	(97,897)	2,362	(95,535)	(41,016)	(13,606)	(54,622)
Other (5)	(79,887)	18,418	(61,469)	(21,069)	16,748	(4,321)
Total fixed maturity investments trading, at fair value	(235,554)	21,798	(213,756)	4,658	(14,125)	(9,467)
Short term investments, at fair value	(652)	212	(440)	739	(21)	718
Equity investments, at fair value	70,244	(8)	70,236	62,660	13	62,673
Other investments, at fair value
Catastrophe bonds	(86,932)	48,227	(38,705)	(76,684)	39,689	(36,995)
Fund investments	215,672	—	215,672	184,744	—	184,744
Direct private equity investments	(52,986)	—	(52,986)	(38,359)	—	(38,359)
Total other investments, at fair value	75,754	48,227	123,981	69,701	39,689	109,390
Total investments	$(90,208)	$70,229	$(19,979)	$137,758	$25,556	$163,314

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(4.08)			$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $(213.8) million and $(9.5) million at June 30, 2024 and December 31, 2023, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

38

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Six months ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(224,731)	$(174,907)	$(469,558)	$(442,291)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	15,412	46,701	51,863	13,954
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	4,995	12,450	25,371	19,751
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	20,407	59,151	77,234	33,705
Operating (income) loss attributable to redeemable noncontrolling interests	$(245,138)	$(234,058)	$(546,792)	$(475,996)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

39